FirstUnited

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$221,000.00	04-28-2020	10-28-2022		1A1 / 123		MDL	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower:	Reliant Custom Homes, Inc., a Texas corporation 12343 Hymeadow Dr., Suite 3A Austin, TX 78750	**Lender:**	First United Bank and Trust Co Marble Falls Community Bank 418 N Hwy 281 Marble Falls, TX 78654

Principal Amount: $221,000.00 **Date of Agreement: October 28, 2022**

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory note dated 04/28/2020 in the principal amount of $221,000.00 with the maturity date of 10/28/2022. Current principal balance of $103,628.54.

DESCRIPTION OF CHANGE IN TERMS. It is agreed by and between Borrower and Lender that the maturity date of 10-28-2022 will be modified and extended to be due 04-28-2023, the new maturity date. In addition, Borrower agrees to continue monthly interest payments until new maturity date. Next payment due 11/28/2022.

Fees: Collect $30.00 Recording Fee and $539.73 interest.

Release of Claims. Borrower hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, its agents, officers, directors, employees and representatives of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Borrower may have against Lender, its agents, officers, directors, employees and representatives arising out of or with respect to any and all transactions relating to the Note and the Security Documents occurring prior to the date hereof.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

RELIANT CUSTOM HOMES, INC., A TEXAS CORPORATION

By: ______________________________
Elijah May, President of Reliant Custom Homes, Inc., a Texas corporation

LENDER:

FIRST UNITED BANK AND TRUST CO

X ______________________________
Authorized Signer

EXTENSION OF REAL ESTATE NOTE AND LIEN

RECORDATION REQUESTED BY:
First United Bank and Trust Co
Marble Falls Community Bank
418 N Hwy 281
Marble Falls, TX 78654

WHEN RECORDED MAIL TO:
First United Bank and Trust Co
Marble Falls Community Bank
418 N Hwy 281
Marble Falls, TX 78654

SEND TAX NOTICES TO:
Reliant Custom Homes, Inc., a Texas corporation
12343 Hymeadow Dr., Suite 3A
Austin, TX 78750

SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY

THIS EXTENSION OF REAL ESTATE NOTE AND LIEN dated October 28, 2022, is made and executed between Reliant Custom Homes, Inc., a Texas corporation; 12343 Hymeadow Dr., Suite 3A; Austin, TX 78750 ("Grantor") and First United Bank and Trust Co ("Lender").

NOTE. Grantor has executed the following described Promissory Note payable to the order of Lender (the "Indebtedness"):

Promissory note dated 04-28-2020 in the principal amount of $221,000.00 with the maturity date of 10-28-2022. Current principal balance of $103,628.54.

LIEN. To secure the Indebtedness, Grantor has previously conveyed in trust for the benefit of Lender, certain Real Property pursuant to a Deed of Trust dated April 28, 2020 delivered to Lender's trustee, creating a lien upon the Real Property in favor of Lender (hereinafter referred to as the "Lien") and recorded in the real property records of Travis County, State of Texas as follows:

Deed of Trust dated 04-28-2020 and recorded under Document No. 2020068182 of the Official Public Records of Travis County, Texas.

Extension of Real Estate Note and Lien dated 03/28/2021 and recorded under Document No. 2021094745 of the Official Public Records of Travis County, Texas.

Extension of Real Estate Note and Lien dated 11/01/2021 and recorded under Document No. 2021255525 of the Official Public Records of Travis County, Texas.

Extension of Real Estate Note and Lien dated 05/11/2022 and recorded under Document No. 2022085798 of the Official Public Records of Travis County, Texas.

REAL PROPERTY DESCRIPTION. The Lien covers the following described real property located in Travis County, State of Texas:

TRACT 1:
Lot 32212, HIGHLAND LAKE ESTATES, SECTION 32, according to the map or plat thereof, recorded in Volume 68, Page 9, Plat Records, Travis County, Texas.

TRACT 2:
Being a 0.053 acre tract of land, more or less, out of that strip of land out of the L.W. Simpson Survey No. 610, aka unplatted land called Tract "H32.3", same property described in Warranty Deed as recorded in Document No. 2003204418 and in Special Warranty Deed recorded in Document No. 2009035253, Official Public Records, Travis County, Texas, and being more particularly described by metes and bounds in Exhibit "A" attached hereto.

The Real Property or its address is commonly known as 21002 Newhaven Cove, Lago Vista, TX 78645.

EXTENSION OR MODIFICATION. Grantor and Lender hereby extend or otherwise modify the Note and the Lien as follows:

It is agreed by and between Borrower and Lender that the maturity date of 10-28-2022 will be modified and extended to be due 04-28-2023, the new maturity date. In addition, Borrower agrees to continue monthly interest payments until new maturity date. Next payment due 11/28/2022.

Release of Claims. Borrower hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, its agents, officers, directors, employees and representatives of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Borrower may have against Lender, its agents, officers, directors, employees and representatives arising out of or with respect to any and all transactions relating to the Note and the Security Documents occurring prior to the date hereof.

CONTINUING VALIDITY. Except as expressly modified in this Extension Agreement, the terms of the original Lien and Note shall remain unchanged and in full force and effect until the Indebtedness has been paid. Consent by Lender to this Extension Agreement does not waive Lender's right to require strict performance of the Lien and Note as changed in this Extension Agreement or obligate Lender to make any future modifications. Nothing in this Extension Agreement shall constitute a satisfaction of the Lien and Note or other credit agreement secured by the Lien. It is the intention of Lender to retain as liable all parties to the Lien and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Extension Agreement. If any person who signed the original Lien or Note does not sign this Extension Agreement, then all persons signing below acknowledge that this Extension Agreement is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Extension Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent extensions and modifications.

EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS EXTENSION OF REAL ESTATE NOTE

AND LIEN, AND EACH AGREES TO ITS TERMS.

GRANTOR:

RELIANT CUSTOM HOMES, INC., A TEXAS CORPORATION

By: ______________________________
Elijah May, President of Reliant Custom Homes, Inc., a Texas corporation

LENDER:

FIRST UNITED BANK AND TRUST CO

X Melody Landolt
Authorized Officer

CORPORATE ACKNOWLEDGMENT

STATE OF Texas)
) SS
COUNTY OF Williamson)

This instrument was acknowledged before me on November 2nd, 2022 by Elijah May, President of Reliant Custom Homes, Inc., a Texas corporation a Texas corporation, on behalf of said corporation.

B KOKES
Notary Public, State of Texas
My Comm. Exp. 10-12-2026
ID No. 12839651-9

____
Notary Public, State of Texas

LENDER ACKNOWLEDGMENT

STATE OF Texas)
) SS
COUNTY OF Burnet)

This instrument was acknowledged before me this 7th day of November, 2022 by Melody Landolt as Vice President of First United Bank and Trust Co.

ERICA HENDERSON
Notary ID #133947951
My Commission Expires
September 6, 2026

____
Notary Public, State of Texas

EXHIBIT "A"

BEING A 0.053 ACRE TRACT OF LAND OUT OF THAT STRIP OF LAND OUT OF THE L.W.SIMPSON SURVEY NO. 610, AKA UNPLATTED LAND CALLED TRACT "H32.3", SAME PROPERTY DESCRIBED IN WARRANTY DEED AS RECORDED IN DOCUMENT NUMBER 2003204418 AND IN SPECIAL WARRANTY DEED RECORDED IN DOCUMENT NUMBER 2009035253 OFFICIAL PUBLIC RECORDS OF TRAVIS COUNTY, TEXAS, SAID TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING at a 3/8 inch iron rod found for the Southeast corner of Lot 32212 ("Tract 1") of Highland Lake Estates, Section Thirty-Two, a subdivision situated in Lago Vista, Travis County, Texas according to the plat recorded in Volume 68, Page 9, Plat Records of Travis County, Texas, same being the most Southerly corner of the herein described tract (known as "Tract 2"), same being the Northeast corner of Lot 32211 of Highland Lake Estates, Section Thirty-Two;

THENCE along the Northeast edge of said Lot 32212 and Southwest edge of the herein described Tract 2, the following two (2) courses:

Along a circular curve to the left, through a central angle of 18 d 18' 01", having a radius of 170.00 feet, Chord Bearing North 21d 24' 46" West, a Chord distance of 54.07 feet to a 3/8 inch iron rod found for the end of said curve;

North 45d 05' 01" West, a distance of 103.23 feet to a 3/8 inch iron rod found for the most Northerly corner of said Lot 322212, same being the Northeast corner of Lot 32213 of said Highland Lake Estates, Section Thirty-Two, same being the most Westerly corner of the herein described "Tract 2";

THENCE departing the Northeast line of said Lot 32212 and crossing said "Unplatted Land" with the following three (3) courses:

North 44d 54' 59" East, a distance of 10.00 feet to a point for the most Northerly corner:

South 45d 05' 34" East, a distance of 173.19 feet to a ½ inch iron rod found with registration cap for the most Easterly corner;

South 77d 42' 40" West, a distance of 37.75 feet to the **POINT OF BEGINNING** and containing a calculated area of 0.053 Acre of land , subject to easements, conditions or restrictions of record, if any.